Royce Total Return Portfolio
                Supplement to Prospectus dated April 30, 1999



At  a  Special  Meeting held on November 18, 1999, the Board of  Trustees  of
Royce Capital Fund voted to suspend sales of Royce Total Return Portfolio shares, effective immediately.

November 18, 1999